INVESTMENT ADVISER                                REPORT TO SHAREHOLDERS
     Legg Mason Fund Adviser, Inc.               FOR THE SIX MONTHS ENDED
     Baltimore, MD                                   SEPTEMBER 30, 1995
BOARD OF DIRECTORS
     Raymond A. Mason, Chairman
     John F. Curley, Jr.
     Richard G. Gilmore                                      THE
     Charles F. Haugh                                    LEGG MASON
     Arnold L. Lehman                                       VALUE
     Dr. Jill E. McGovern                                TRUST, INC.
     T. A. Rodgers                                      PRIMARY CLASS
     Edward A. Taber, III
TRANSFER AND SHAREHOLDER SERVICING AGENT
     Boston Financial Data Services
     Boston, MA
CUSTODIAN
     State Street Bank & Trust Company
     Boston, MA                                   PUTTING YOUR FUTURE FIRST
COUNSEL                                            (Legg Mason Funds Logo)
     Kirkpatrick & Lockhart
     Washington, DC
INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P.
     Baltimore, MD

     THIS REPORT IS NOT TO BE DISTRIBUTED UNLESS
     PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

                      LEGG MASON WOOD WALKER, INCORPORATED
                            111 South Calvert Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000

(RECYCLED PAPER LOGO)   PRINTED ON RECYCLED PAPER
LMF-002

     TO OUR SHAREHOLDERS,
         The Value Trust's net asset value per share rose from $22.28 to $24.64 during the quarter ended September 30, 1995. Assuming reinvestment of the $.04 per share income dividend paid in August, the Trust's total return (appreciation plus reinvested dividends) during the quarter was 10.7%. Total returns on the Value Line index of 1700 stocks and Standard & Poor's 500 stock composite index were 7.1% and 7.9% during the same period. In the nine months through September 30, the Value Trust's total return was 34.6%, compared to returns of 21.5% and 29.7% on the Value Line and Standard & Poor's indices.
         Page 2 of this report contains information on the Trust's long-term investment results. You will note that $10,000 invested in the Trust at its inception in April, 1982 would have grown to $86,742 by September 30, 1995, producing an average annual return of 17.4% over the 13 1/2-year period. $10,000 invested in common stocks included in the Value Line and Standard & Poor's indices would have grown to $39,562 and $81,141, respectively, over that same period. All figures assume reinvestment of dividends and other distributions.
         Beginning on page 3, Bill Miller, the Trust's portfolio manager, discusses the investment outlook.
         Your Board of Directors has approved an income dividend of $.05 per share, payable on November 1 to shareholders of record on October
     27. Most shareholders will receive this dividend in the form of additional shares credited to their accounts.
                                          Sincerely,
                                          (John F. Curley, Jr. sig here)
                                          John F. Curley, Jr.
                                          President
     November 3, 1995

     PERFORMANCE INFORMATION
     LEGG MASON VALUE TRUST, INC.
TOTAL RETURN FOR ONE, FIVE, TEN YEARS AND LIFE OF FUND, AS OF SEPTEMBER 30, 1995
          The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. For comparison purposes, the fund's total return is compared with total returns of the Value Line Geometric Average, an index of approximately 1,700 stocks ("Value Line Index"), and Standard & Poor's 500 Stock Composite Index ("S&P Stock Index"), two unmanaged indexes of widely held common stocks. No adjustment has been made for any income taxes payable by shareholders.
          The fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.
          Total returns as of September 30, 1995 were as follows:

                                   Cumulative Total Return
                           Legg Mason
                             Value       Value Line        S&P
                             Trust         Index       Stock Index
      Primary Class:
        One Year              +33.16%       +17.87%       +29.71%
        Five Years           +140.91       +101.33       +121.15
        Ten Years            +230.59       +135.26       +341.71
        Life of Class+       +767.42       +295.62       +711.41
      Navigator Class:
        Life of Class++       +37.80%       +31.19%       +31.69%

                                Average Annual Total Return
                         Legg Mason
                           Value        Value Line         S&P
                           Trust          Index        Stock Index
      Primary Class:
        One Year           +33.16%        +17.87%         +29.71%
        Five Years         +19.23         +15.02          +17.20
        Ten Years          +12.70          +8.93          +16.02
        Life of
        Class+             +17.41         +10.76          +16.83

       + Primary Class inception -- April 16, 1982.
      ++ Navigator Class inception -- December 1, 1994.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
MADE ON APRIL 16, 1982 (INCEPTION OF THE VALUE TRUST
PRIMARY CLASS)

                        [GRAPH HERE]


                               9/30/95   3/31/95   3/31/94   3/31/93   3/31/92   3/31/91  3/31/90   3/31/89   3/31/88   3/31/87
Value of original shares
purchased plus shares
acquired through reinvestment
of capital gain distributions  73,466     57,817    52,789    50,184    44,210    37,701   39,891    37,650    32,268    35,503

Value of shares acquired
through reinvestment of
income dividends               86,742     68,427    62,337    59,003    51,414    43,014   44,290    41,109    34,729    37,924


Graph Table (Continued)


                               3/31/86   3/31/85   3/31/84   3/31/83   4/16/82
Value of original shares
purchased plus shares
acquired through reinvestment
of capital gain distributions   32,556    23,583    18,870    16,160    10,000

Value of shares acquired
through reinvestment of
income dividends                34,510    24,682    19,425    16,400    10,000

     PORTFOLIO MANAGER'S COMMENTS
    Your fund continued its strong results in the calendar quarter ending September 30, rising 10.74%. We again beat all the relevant stock market indices, as well as the average returns of general equity funds and the average returns of growth stock funds for the past three months. Our returns also exceed all of these benchmarks for the year to date, the past twelve months, and the past five years.
    Our year-to-date returns of 34.56% are, of course, unsustainable over any substantial period of time. Stocks move in jerky, unpredictable bursts. We are now enjoying one of those pleasant periods when financial assets are marked up in price due to the confluence of reasonable valuations, falling interest rates, and rising profits. Last year, sharply rising interest rates led to big losses in bonds and modest losses in stocks despite rising earnings.
    We squeaked by with a small gain in 1994 and are fully participating in this year's rally due to our large holdings in financials -- banks, insurance companies, and the so-called government-sponsored enterprises (GSE's), Fannie Mae and Freddie Mac. IBM has also been a big winner, as was LOTUS, bought by IBM earlier this year. Just as important, we have avoided a lot of the market's landmines. The only conspicuous area of disappointment has been Mexico, which has continued to languish.
    Financials and technology have been the market's leaders this year. Both groups are especially sensitive to interest rates and earnings trends, financials because changes in interest rates can directly affect earnings, changing the companies' cost of money and what they can charge for it. Technology stocks have soared because this year's powerful earnings growth has surprised most market participants. The market has marked these stocks up twice: once due to earnings, and then again by placing a high multiple on those earnings as interest rates have fallen. Technology stocks, unlike financials, are usually thought of as growth stocks, and growth is accorded a high multiple in periods of low inflation.
    The fourth quarter is starting out with the usual year-end cross currents. Last year people dumped stocks in the last three months of the year, as they often are wont to do. That set up a wonderful buying opportunity. The early line on this quarter involves investors selling financials after third quarter earnings to lock in the gains those stocks have achieved and dumping anything with disappointing results or a murky outlook. We are also seeing a pause in the bond rally as the budget debate in Washington heats up. Those political battles may cause some market volatility, but the direction of budget policy is clear. There is bi-partisan consensus for a balanced budget, and we believe the odds now favor the achievement of that goal. The path to budget balance will not be smooth, but as the deficit continues to decline financial assets should benefit accordingly.
    Technology stocks are bouncing all over the place as investors try to figure out if product supply will rise to meet demand next year, leading to pricing pressures and earnings disappointments. We think the answer is yes and have only moderate exposure to technology. We remain quite enthusiastic about financials, though, and intend to ride out the near-term turbulence in that group. Major banks such as CITICORP,
CHASE, and BANKAMERICA, are still too cheap at single-digit multiples and high-teens returns on equity. The just announced hostile takeover offer for First Interstate by Wells Fargo may lead to more hostile deals, and should lead to higher valuations on all bank stocks. The pace of consolidation, already brisk, may even accelerate over the next twelve months.
    We think the economy next year will look a lot like this year, only more subdued. Corporate profits should again be up, but only by 5% or so. The big move in long-term interest rates from over 8% last November to the current 6.4% is behind us. In 1996, we think long rates will be banded somewhere between 5.75% and perhaps 6.5%. We believe the major positive next year will be lower short-term rates. Over the past 60 years inflation has averaged 3.1%. It is now 2.5% and the Federal Reserve Board seems to believe it will remain under 3% next year. The average T-bill rate that has historically persisted in a 3% inflation environment is 3.7%. Because the Fed has adopted an especially vigilant attitude toward any increase in inflation, we think short-term yields are unlikely to drop as low as 3.7%, but twelve months from now T-bills under 5% look likely.
    If we are right about the economic environment, stocks next year should again do well, but
                                                                               3
probably not as well as this year. They should beat bonds and cash and remain the best performing asset class. We believe dividend growth will accelerate over the next few years, averaging about 7%, much higher than the long-term average of just over 5%. This strong dividend growth should help to underpin the market. High returns on assets and the lack of new high return projects, coupled with the current low dividend payout ratios, will spur companies to look for something to do with their excess cash. Share buybacks, acquisitions, and dividend growth should be common features of the investment landscape over the next year or so.
    There were no new positions initiated or eliminated in the fund last quarter. Most funds seem to engage in hyperfrenetic asset shuffling in an attempt to guess which stocks or groups will do best in the near term. We prefer to make long-term investments, which minimizes taxable gains and enables us to more carefully evaluate and monitor the companies in the portfolio.
    As we have noted many times in the past, the near-term direction of the market is unknowable, and the long-term direction is clear: higher. After a move such as we have had this year, prudence would indicate reduced near-term expectations. A decline may come at any time. We believe it would be a mistake, though, to deviate from, or alter, a long-term investment program because of near-term concerns, even if those concerns prove justified.
    The new biography of Warren Buffett by Roger Lowenstein shows how even market sages can let near-term concerns affect long-term decisions. When Buffett was in his twenties he solicited the advice of Benjamin Graham, the father of securities analysis and a legendary investor, about his intention to pursue a career in investing. This was in the early 1950s. The market had moved up sharply in the previous few years, and Graham advised Buffett to wait until the market declined substantially before embarking on his life's work. Buffett has remarked that this was about the worst advice he ever got, since the 1950s and 60s were a marvelous period that saw only brief declines in stock prices. Happily, Buffett ignored the advice and is now worth about $14 billion.
    The 1950s and 1960s were a period similar to what we are in today: one of low inflation, peace, rising productivity, and slow but steady economic growth. Long-term investing, despite the inevitable setbacks, proved rewarding then and is doing so now. We expect that to continue.
    As always, we appreciate your support and welcome your comments.
                                                         Bill Miller, CFA
November 3, 1995
DJIA 4825.57
SELECTED PORTFOLIO PERFORMANCE

Biggest gainers for the 3rd quarter 1995*
  1.  Nike Incorporated                                 +32.3%
  2.  The Chase Manhattan Corporation                   +30.1%
  3.  Chemical Banking Corporation                      +28.8%
  4.  Bank of Boston Corporation                        +27.0%
  5.  The Kroger Co.                                    +27.0%
  6.  Sears, Roebuck and Co.                            +25.4%
  7.  Amgen Inc.                                        +24.0%
  8.  MBNA Corporation                                  +23.3%
  9.  Zions Bancorporation                              +22.5%
 10.  Citicorp                                          +22.2%

Biggest laggers for the 3rd quarter 1995*
  1.  Coltec Industries Inc.                            -30.4%
  2.  Apple Computer, Inc.                              -19.8%
  3.  Salomon Inc.                                       -4.7%
  4.  International Business Machines
        Corporation                                      -1.7%
  5.  Storage Technology Corporation                     -0.5%
  6.  United States Treasury Note
        8.125% 2-15-98                                   -0.4%
  7.  duPont (E.I.) de Nemours                            0.0%
      General Motors Corporation                          0.0%
      Grupo Financiero Serfin S.A.
        de C.V. ADR                                       0.0%
 10.  Federal Home Loan Mortgage Corporation             +0.5%

* SECURITIES HELD FOR THE ENTIRE QUARTER. NO POSITIONS WERE DELETED AND NO NEW POSITIONS WERE ADDED DURING THE QUARTER.
4

     STATEMENT OF NET ASSETS
     LEGG MASON VALUE TRUST, INC.
     SEPTEMBER 30, 1995  (UNAUDITED)

      (Amounts in Thousands)         Shares     Value
COMMON STOCKS AND EQUITY INTERESTS -- 92.3%
Automotive -- 5.3%
Chrysler Corporation                   800     $ 42,400
General Motors Corporation             575       26,953
                                                 69,353
Banking -- 20.1%
Bank of Boston Corporation             800       38,100
BankAmerica Corporation                400       23,950
Chemical Banking Corporation           525       31,959
Citicorp                               800       56,600
Grupo Financiero Serfin S.A. de
  C.V. ADR                             669        3,094A
Lloyds Bank P.L.C.                   2,645       28,875
Provident Bankshares Corporation       344       10,332
The Chase Manhattan Corporation        625       38,203
Zions Bancorporation                   550       33,688
                                                264,801
Broadcast Media -- 1.2%
Capital Cities/ABC, Inc.               130       15,291
Chemicals -- 1.2%
duPont (E.I.) de Nemours               225       15,469
Computer Services and Systems -- 7.7%
Apple Computer, Inc.                   950       35,387
Digital Equipment Corporation          300       13,688A
International Business Machines
  Corporation                          425       40,109
Storage Technology Corporation         500       12,250A
                                                101,434
Electrical Equipment -- 2.1%
Philips Electronics N.V.               575       28,031
Finance -- 16.4%
Federal Home Loan Mortgage
  Corporation                          500       34,562
Federal National Mortgage
  Association                          800       82,800
MBNA Corporation                     1,258       52,360
Salomon Inc.                           500       19,125
The Bear Stearns Companies Inc.      1,261       27,113
                                                215,960
Food, Beverage and Tobacco -- 6.2%
PepsiCo, Inc.                          425       21,675
Philip Morris Companies Inc.           450       37,575
RJR Nabisco Holdings Corp.             670       21,691
                                                 80,941
      (Amounts in Thousands)         Shares     Value
Food Merchandising -- 3.1%
The Kroger Co.                     1,200     $   40,950A
Footwear -- 5.4%
Nike Incorporated                    300         33,338
Reebok International Ltd.          1,080         37,118
                                                 70,456
Hospital Management -- 1.5%
Columbia/HCA Healthcare
  Corporation                        415         20,170
Insurance -- 6.2%
Allstate Corporation                 185          6,559
AMBAC Inc.                           383         16,852
Humana Inc.                          750         15,094A
MBIA, Inc.                           255         17,977
Orion Capital Corporation            575         25,516
                                                 81,998
Manufacturing -- 3.0%
Danaher Corporation                1,200         39,300
Multi-Industry -- 0.8%
Coltec Industries Inc.               825          9,900A
Pharmaceuticals -- 4.7%
Amgen Inc.                           770         38,404A
Warner-Lambert Company               250         23,812
                                                 62,216
Retail Sales -- 0.6%
Sears, Roebuck and Co.               200          7,375
Savings and Loan -- 3.4%
Standard Federal Bancorporation    1,150         44,850
Telecommunications -- 3.4%
MCI Communications Corporation       700         18,244
Telefonos de Mexico S.A. ADR         850         26,987
                                                 45,231
Total Common Stocks and Equity
  Interests
  (Identified Cost -- $663,373)               1,213,726

PREFERRED EQUITY REDEMPTION CUMULATIVE STOCK
   -- 0.7%
RJR Nabisco Holdings Corp.
  Series C Depositary Shares
  (Identified Cost -- $9,003)      1,385          9,349

     LEGG MASON VALUE TRUST, INC.

                                  Principal
(Amounts in Thousands)             Amount           Value

SOVEREIGN OBLIGATIONS -- 3.8%
Argentina Floating Rate Bonds
  6.8125%B  3-31-05                 $60,000    $   37,200
Argentina Par Bonds
  5.00%C    3-31-23                  25,000        12,141
Total Sovereign Obligations
  (Identified Cost -- $37,669)                     49,341

U.S. GOVERNMENT OBLIGATION -- N.M.
United States Treasury Note
  8.125%   2-15-98
  (Identified Cost -- $228)             230           241

REPURCHASE AGREEMENTS -- 3.0%
Morgan Stanley & Co. Incorporated
  6.25% dated 9-29-95, to be
  repurchased at $38,954 on
  10-2-95 (Collateral: $39,506
  Federal National Mortgage
  Association Mortgage-backed
  securities, 7% due 4-1-08,
  value $39,758)                     38,934        38,934
Prudential Securities, Inc.
  6.25% dated 9-29-95, to be
  repurchased at $1,001 on
  10-2-95 (Collateral: $1,018
  Federal Home Loan Mortgage
  Corporation Mortgage-backed
  securities,
  7.5% due 10-1-24, value $1,030)     1,000         1,000
Total Repurchase Agreements
  (Identified Cost -- $39,934)                     39,934
Total Investments -- 99.8%
  (Identified Cost -- $750,207)                 1,312,591
Other Assets Less Liabilities -- 0.2%               2,942
NET ASSETS -- 100.0%                           $1,315,533

(Amounts in Thousands)
Net Assets Consisting of:
Accumulated paid-in capital
  applicable to:
  51,535 Primary shares
    outstanding                                $  681,170
   1,859 Navigator shares
    outstanding                                    35,510
Undistributed net investment
  income                                            2,103
Undistributed net realized gain
  on investments                                   34,366
Unrealized appreciation of
  investments                                     562,384
NET ASSETS                                     $1,315,533
NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                    $24.64
  NAVIGATOR CLASS                                  $24.71

       A NON-INCOME PRODUCING.
       B THE RATE OF INTEREST EARNED IS TIED TO THE LONDON INTERBANK OFFERED
         RATE (LIBOR) AND THE COUPON RATE SHOWN IS THE RATE AS OF SEPTEMBER 30, 1995.
       C COUPON INCREASES 0.25% ANNUALLY UNTIL MARCH 31, 1999, THEREAFTER
         REMAINS FIXED AT 6.0% UNTIL MATURITY.
     N.M. NOT MEANINGFUL.
        SEE NOTES TO FINANCIAL STATEMENTS.
6

     STATEMENT OF OPERATIONS
     LEGG MASON VALUE TRUST, INC.
     FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995    (UNAUDITED)

                             (Amounts in Thousands)
INVESTMENT INCOME:
        Dividends (net of foreign taxes withheld of $137)                                     $ 11,479
        Interest                                                                                 3,359
          Total investment income                                                                                    $  14,838
EXPENSES:
        Investment advisory fee                                                                  4,451
        Distribution and service fees                                                            5,395
        Transfer agent and shareholder servicing expense                                           413
        Custodian fee                                                                              107
        Reports to shareholders                                                                     92
        Legal and audit fees                                                                        43
        Registration fees                                                                           20
        Directors' fees                                                                              9
        Other expenses                                                                              29
                                                                                                10,559
          Less expenses reimbursed                                                                 (41)
          Total expenses, net of reimbursement                                                                          10,518
      NET INVESTMENT INCOME                                                                                              4,320
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
        Realized gain on investments                                                            34,522
        Increase in unrealized appreciation of investments                                     237,535
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                                  272,057
      INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $ 276,377

     SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               7

     STATEMENT OF CHANGES IN NET ASSETS
     LEGG MASON VALUE TRUST, INC.

                                                                                              For the                  For the
                                                                                          Six Months Ended            Year Ended
(Amounts in Thousands)                                                                   September 30, 1995         March 31, 1995
                                                                                            (Unaudited)
CHANGE IN NET ASSETS:
      Net investment income                                                                  $    4,320               $    5,162
      Net realized gain on investments                                                           34,522                   38,687
      Increase in unrealized appreciation of investments                                        237,535                   47,164
      Increase in net assets resulting from operations                                          276,377                   91,013
      Net equalization debits                                                                        --                     (313)
      Distributions to shareholders from:
        Net investment income:
          Primary Class                                                                          (4,504)                  (2,527)
          Navigator Class                                                                          (383)                     (18)
        Net realized gain on investments:
          Primary Class                                                                         (37,362)                  (1,999)
          Navigator Class                                                                        (1,363)                      --
        Change in net assets from Fund share transactions:
          Primary Class                                                                          58,717                   (9,509)
          Navigator Class                                                                         1,207                   33,779
        Increase in net assets                                                                  292,689                  110,426
NET ASSETS:
      Beginning of period                                                                     1,022,844                  912,418
      End of period (including undistributed net investment income of $2,103
        and $2,670, respectively)                                                            $1,315,533               $1,022,844

     SEE NOTES TO FINANCIAL STATEMENTS.
8

     FINANCIAL HIGHLIGHTS (dagger)
     LEGG MASON VALUE TRUST, INC.
         Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                      Navigator Class                                     Primary Class
                                        For the Six      For the Six
                                       Months Ended      Months Ended                     For the Years Ended March 31,
                                      Sept. 30, 1995    Sept. 30, 1995      1995        1994        1993        1992        1991
                                        (Unaudited)      (Unaudited)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
        period                               $20.27           $20.21       $18.50      $17.81      $15.69      $13.38      $14.19
      Net investment income                    0.23             0.10         0.10        0.08        0.18        0.25        0.32
      Net realized and unrealized
        gain (loss) on investments             5.18             5.18         1.70        0.92        2.12        2.34       (0.74)
      Total from investment
        operations                             5.41             5.28         1.80        1.00        2.30        2.59       (0.42)
      Distributions to shareholders
        from:
        Net investment income                 (0.21)           (0.09)       (0.05)      (0.11)      (0.18)      (0.28)      (0.36)
        Net realized gain on
          investments                         (0.76)           (0.76)       (0.04)      (0.20)         --          --       (0.03)
        Total distributions                   (0.97)           (0.85)       (0.09)      (0.31)      (0.18)      (0.28)      (0.39)
      Net asset value, end of
        period                               $24.71           $24.64       $20.21      $18.50      $17.81      $15.69      $13.38
      Total return                            27.47%B          26.77%B       9.77%       5.65%      14.76%      19.53%      (2.88)%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses                               0.80%A           1.82%A       1.81%       1.82%       1.86%       1.90%       1.90%
        Net investment income                   1.7%A            0.7%A        0.5%        0.5%        1.1%        1.7%        2.5%
      Portfolio turnover rate                  15.8%A           15.8%A       20.1%       25.5%       21.8%       39.4%       38.8%
      Net assets, end of period (in
        thousands)                          $45,931      $ 1,269,602     $986,325    $912,418    $878,394    $745,833    $690,053

      (dagger) ALL SHARE AND PER SHARE FIGURES REFLECT THE 2-FOR-1 STOCK SPLIT EFFECTIVE JULY 29, 1991.
     A  ANNUALIZED.
     B  NOT ANNUALIZED.
       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               9

     NOTES TO FINANCIAL STATEMENTS
     LEGG MASON VALUE TRUST, INC.
     (Amounts in Thousands) (Unaudited)
1. SIGNIFICANT ACCOUNTING POLICIES:
          The Legg Mason Value Trust, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.
          The Fund consists of two classes of shares: Primary Class, offered since 1982, and Navigator Class, offered to certain institutional investors since December 1, 1994. Expenses of the Fund are allocated proportionately to the two classes of shares except for 12b-1 distribution fees, which are charged only on Primary shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.
      Security Valuation
          Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities, and listed securities for which no sales price is available, are valued at the mean between the latest bid and asked prices. Short-term securities are valued at cost which, when combined with accrued interest receivable, approximates current value.
      Dividends and Distributions to Shareholders
          Net investment income for dividend purposes consists of dividends and interest earned, less expenses. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Net capital gain distributions are declared and paid after the end of the tax year in which the gains are realized.
      Security Transactions
          Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. At September 30, 1995, $360 was payable for investments purchased but not yet received.
      Repurchase Agreements
          All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.
      Federal Income Taxes
          No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its share-holders.
      Equalization
          In prior years, the Fund followed the practice of equalization by which a portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income. In the current fiscal year ending March 31, 1996, the Fund discontinued the practice of equalization, resulting in a reclassification from undistributed net investment income of $15,241 to accumulated paid-in capital.
2. INVESTMENT TRANSACTIONS:
          Investment transactions for the six months ended September 30, 1995 (excluding short-term securities) were as follows:

      Purchases                             $ 132,166
      Proceeds from sales                      89,360

          At September 30, 1995, the cost of securities for federal income tax purposes was $750,207. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $584,496 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $22,112.
10

     (Amounts in Thousands)
3. FUND SHARE TRANSACTIONS:
          At September 30, 1995, there were 100,000 shares authorized at $.001 par value for all classes of the Fund. On December 1, 1994, when the Navigator Class became effective, 1,828 shares held in Legg Mason Profit Sharing Plan accounts, with a value of $34,288, were transferred from Primary Class to Navigator Class. Transactions in Fund shares were as follows:

                                 For the
                            Six Months Ended          For the
                              September 30,          Year Ended
                                  1995             March 31, 1995
       Primary Class        Shares    Amount     Shares    Amount
      Sold                   6,361   $143,008     15,630   $293,717
      Reinvestment of
        distributions        1,950     41,342        240      4,423
      Repurchased           (5,587)  (125,633)   (16,377)  (307,649)
      Net change             2,724   $ 58,717       (507)  $ (9,509)

                                 For the
                            Six Months Ended     December 1, 1994 (dagger)
                              September 30,              to
                                  1995             March 31, 1995
      Navigator Class       Shares    Amount     Shares    Amount
      Sold                     132    $ 3,039      1,896    $35,606
      Reinvestment of
        distributions           82      1,746          1         18
      Repurchased             (157)    (3,578)       (95)    (1,845)
      Net increase              57    $ 1,207      1,802    $33,779

      (dagger) COMMENCEMENT OF NAVIGATOR CLASS.
4. TRANSACTIONS WITH AFFILIATES:
          The Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("Adviser"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Fund. Under this agreement, the Adviser provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee at an annual rate of 1% of average daily net assets of the Fund for the first $100 million of average daily net assets, 0.75% of assets between $100 million and $1 billion and 0.65% of assets in excess of $1 billion, calculated daily and payable monthly. At September 30, 1995, $756 was due to the Adviser. The agreement with the Adviser provides that an expense reimbursement be made to the Fund for audit fees and compensation of the Fund's independent directors.
          Legg Mason, as distributor of the Fund, receives an annual distribution fee of 0.70% and an annual service fee of 0.25% of the Primary Class' average daily net assets, calculated daily and payable monthly. At September 30, 1995, $970 was due to the distributor. Legg Mason also has an agreement with the Fund's transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid $111 by the transfer agent for the six months ended September 30, 1995. No brokerage commissions were paid to Legg Mason or its affiliates during the six months ended September 30, 1995.
                                                                              11